Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wireless Telecom Group, Inc. (the “Company”) on Form 10-Q for the quarter ending June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Robert Censullo, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Robert Censullo

Robert Censullo
Acting Chief Financial Officer
August 13, 2012

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

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